                                                                  EXHIBIT 10.13

                      THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of September 8, 2000, is entered into among LLS Corp., an Illinois corporation (the "Borrower"), the entities listed on the signature pages hereto as Lenders (collectively, the "Lenders"), Credit Suisse First Boston, as Syndication Agent (in said capacity, the "Syndication Agent"), Bankers Trust Company, as Documentation Agent (in said capacity, the "Documentation Agent"), and Bank of America, N.A., as Administrative Agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

     The Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 30, 1999, as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 1999, and that certain Second Amendment to Credit Agreement, dated as of December 31, 1999 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     The Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent desire to amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

     (1)  The definition of "Applicable Base Rate Margin" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

          "Applicable Base Rate Margin" means the following per annum percentages applicable in the following situations:

                                                     Facility A Term
                                                      Loan Advances     Facility B
                                                      and Revolving     Term Loan
                   Applicability                        Advances         Advances
                   -------------                     ---------------    ----------
     (a)  The Leverage Ratio is greater than               1.50            2.00
            or equal to 5.00 to 1

     (b)  The Leverage Ratio is greater than or            1.25            1.75
            equal to 4.50 to 1 but less than
            5.00 to 1

     (c)  The Leverage Ratio is greater than or            1.00            1.50
            equal to 4.00 to 1 but less than
            4.50 to 1

     (d)  The Leverage Ratio is greater than or            0.75            1.25
            equal to 3.50 to 1 but less than
            4.00 to 1

     (e)  The Leverage Ratio is less than 3.50 to 1        0.50            1.25

     The Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be adjusted on each Adjustment Date as tested by using the Leverage Ratio set forth in the Compliance Certificate received on each such Adjustment Date. If the financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate
     Margin shall be determined as if the Leverage Ratio is greater than or equal to 5.00 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the foregoing, the Applicable Base Rate Margin from and after September 8, 2000 until and including the Adjustment Date determined following the date of receipt of the financial statements for the fiscal year ending September 30, 2000 and the related Compliance Certificate shall be determined as if the Leverage Ratio is greater than or equal to 5.00 to 1.


          (2) The definition of "Applicable LIBOR Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

               "Applicable LIBOR Rate Margin" means the following per annum percentages, applicable in the following situations:

                                                      Facility A Term
                                                       Loan Advances     Facility B
                                                       and Revolving     Term Loan
                   Applicability                         Advances         Advances
                   -------------                      ---------------    ----------
     (a)  The Leverage Ratio is greater than or             2.75            3.25
            equal to 5.00 to 1

     (b)  The Leverage Ratio is greater than or             2.50            3.00
            equal to 4.50 to 1 but less than 5.0
            to 1

     (c)  The Leverage Ratio is greater than or             2.25            2.75
            equal to 4.00 to 1 but less than
            4.50 to 1

     (d)  The Leverage Ratio is greater than or             2.00            2.50
            equal to 3.50 to 1 but less than
            4.00 to 1

     (e)  The Leverage Ratio is less than 3.50 to 1         1.75            2.50



     The Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be adjusted on each Adjustment Date as tested by using the Leverage Ratio set forth in the Compliance Certificate received on each such Adjustment Date. If the financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 5.00 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the foregoing, the Applicable LIBOR Rate Margin from and after September 8, 2000 until and including the Adjustment Date determined following the date of receipt of the financial statements for the fiscal quarter ending September 30, 2000 and the related Compliance Certificate shall be determined as if the Leverage Ratio is greater than or equal to
     5.00 to 1.

     (3) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

          "EBITDA" means, for any period, the sum of (without duplication) the following: (a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) to the extent included in determining Pretax Net Income, interest and dividend expense, whether paid in cash or in kind (including the amortization or write-off of debt discount and issuance costs and commissions and discounts and other fees and charges associated with Indebtedness), plus (c) to the extent included in determining Pretax Net Income, depreciation and amortization (including but not limited to, goodwill and organizational costs and any write-offs of purchased technology), plus (d) to the extent included in determining Pretax Net Income, other non-cash charges, minus (e) for any period prior to the Agreement Date included in the calculations of EBITDA, interest and investment income, minus (f) to the extent included in determining Pretax Net Income, other non-cash credits, minus (g) cash payments made with respect to non-cash charges added back in determining EBITDA in any prior period which would otherwise be excluded in determining EBITDA, plus (h) to the extent included in determining Pretax Net Income, one-time transaction expenses incurred in connection with the Courtesy Recapitalization which are not capitalized or amortized pursuant to GAAP, plus (i) to the extent included in determining Net Income, charges related to pre-operating costs and start-up costs (for a period not to exceed
12 months after the purchase or opening of any facility) with respect to facilities purchased or otherwise opened by the Borrower or its Subsidiaries (excluding the 800 Buffalo Grove facility for such time only as the proviso immediately succeeding clause (j) below is in effect) not to exceed $4,000,000 per facility, plus (j) for each fiscal quarter prior to September 30, 1999, to the extent included in determining Net Income, the aggregate amount of compensation of officers of the Borrower and its Subsidiaries in excess of such amounts provided in the employment agreements entered into in connection with the Courtesy Recapitalization; provided, further, there shall be added to EBITDA, to the extent included in determining Net Income and without duplication of any costs referred to in clause (i) above, actual start-up costs related to the Schering Plough contract for the 800 Buffalo Grove facility through and including March 31, 2001 not to exceed in aggregate amount (i) $4,400,000 for the four fiscal quarter period ending September 30, 2000, (ii) $6,000,000 for the four fiscal quarter period ending December 31, 2000, (iii) $6,000,000 for the four fiscal quarter period ending March 31, 2001, (iv) $4,500,000 for the four fiscal quarter period ending June 30, 2001, (v) $3,000,000 for the four fiscal quarter period ending September 30, 2001, and
(vi) $1,500,000 for the four fiscal quarter period ending December 31, 2001.

(4)  Section 7.8 of the Credit Agreement is hereby amended to read as follows:

     Section 7.8 Leverage Ratio. The Borrower shall not permit the Leverage Ratio to be greater than (a) 5.95 to 1 at the end of any fiscal quarter occurring during the period from and including September 30, 2000 through and including June 30, 2001, (b) 5.50 to 1 at the end of any fiscal quarter occurring during the period from and including September 30, 2001 through and including June 30, 2002, (c) 4.50 to 1 at the end of any fiscal quarter occurring during the period from and including September 30, 2002 through and including June 30, 2003, (d) 4.00 to 1 at the end of any fiscal quarter occurring during the period from and including September 30, 2003 through and including June 30, 2004, and (e) 3.50 to 1 at September 30, 2004 and at the end of any fiscal quarter thereafter.

(5)  Section 7.9 of the Credit Agreement is hereby amended to read as follows:

     Section 7.9 Interest Coverage Ratio. The Borrower shall not permit the Interest Coverage Ratio to be less than (a) 1.55 to 1 at the end of any fiscal quarter occurring during the period from and including September 30, 2000 through and including June 30, 2001, (b) 1.70 to 1 at the end of any fiscal quarter occurring during the period from and including September 30, 2001 through and including June 30, 2002, (c) 2.25 to 1 at the end of any fiscal quarter occurring during the period from and including September 30, 2002 through and including June 30, 2003, and (d) 2.50 to 1 at September 30, 2003 and at the end of any fiscal quarter thereafter.

        (6) The Compliance Certificate is hereby amended to be in the form of Exhibit E to this Third Amendment.

        2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

        (1) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than those representations and warranties that specifically relate to an earlier date) are true and correct in all material respects on and as of the date hereof as if made on and as of such date;

        (2) no event has occurred and is continuing which constitutes a Default or an Event of Default;

        (3) the Borrower has full power and authority to execute and deliver this Third Amendment and the Credit Agreement, as amended hereby, the execution, delivery and performance of this Third Amendment and the Credit Agreement, as amended hereby, has been duly authorized by all corporate action of the Borrower, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

        (4) neither the execution, delivery and performance of this Third Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will contravene or conflict with any law, rule or regulation to which any Obligor is subject, or any indenture, agreement or other instrument to which any Obligor or any of their respective property is subject; and

        (5) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the (i) execution, delivery or performance by the Borrower of this Third Amendment and the Credit Agreement, as amended hereby, or (ii) acknowledgment of this Third Amendment by each Guarantor.

        3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of September 8, 2000, subject to the following:

     (1) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Lenders comprising the Determining Lenders;

     (2) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower and acknowledged by each Guarantor;

     (3) the representations and warranties set forth in Section 2 of this Third Amendment shall be true and correct; and

     (4) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as Administrative Agent shall reasonably require.

     4. AMENDMENT FEE. Provided this Third Amendment becomes effective, the Borrower covenants and agrees to pay an amendment fee to the Administrative Agent on behalf of the Lenders which execute and deliver this Third Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, September 7, 2000 in an amount equal to the product of (a) 0.175% multiplied by (b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender on the date of this Third Amendment. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the date which this Third Amendment becomes effective. The Borrower agrees that the failure to pay the amendment fee provided in this Section 4 shall be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.

     5.   REFERENCE TO THE CREDIT AGREEMENT.

     (1) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement as amended by this Third Amendment.

     (2) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6.   GUARANTOR'S ACKNOWLEDGEMENT. By signing below, each of the Guarantors
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Third Amendment, and (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty or any other Loan Documents executed by it are (i) not released, diminished, waived, modified, impaired or affected in any manner by this Third

Amendment, (ii) hereby ratified and confirmed and (iii) not subject to any claims, offsets, defenses or counterclaims.

        7. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

        8. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterpart and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        9. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the Borrower, each Guarantor, the Syndication Agent, the Documentation Agent, the Administrative Agent and each Lender and their respective successors and assigns.

        10. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

        11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

          IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as the date first above written.


                              LLS CORP.



                              By: /s/ WESLEY D. DEHAVEN
                                 -------------------------------------
                                 Wesley D. DeHaven
                                 Vice President of Finance



                              BANK OF AMERICA, N.A., as Administrative
                              Agent and as a Lender



                              By: /s/ ROBERT A. KLAWINSKI
                                 -------------------------------------
                                 Robert A. Klawinski
                                 Managing Director

                              100 North Tryon Street
                              NC1-007-13-06
                              Charlotte, North Carolina 28255



                              CREDIT SUISSE FIRST BOSTON, as Syndication
                              Agent and as a Lender



                              By: /s/ BILL O'DALY
                                 -------------------------------------
                                 Bill O'Daly
                                 Vice President

                              By: /s/ LAURA ADVAN
                                 -------------------------------------
                                 Laura Advan
                                 Assistant Vice President



                              BANKERS TRUST COMPANY, as Documentation
                              Agent and as a Lender



                              By: /s/ SCOTTYE D. LINDSEY
                                 -------------------------------------
                                 Scottye D. Lindsey
                                 Vice President



                              COMERICA BANK



                              By: /s/ JAMES B. HAEFFNER
                                 -------------------------------------
                                 James B. Haeffner
                                 First Vice President




                              SUMMIT BANK


                              By: /s/ TIM DOYLE
                                 -------------------------------------
                                 Tim Doyle
                                 Senior Vice President

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By: /s/ ILLEGIBLE
                                       ---------------------------------
                                       Name:  Illegible
                                       Title: Vice President



                                   THE NORTHERN TRUST COMPANY

                                   By: /s/ BRIAN D. BEITZ
                                       ---------------------------------
                                       Name:  Brian D. Beitz
                                       Title: Vice President



                                   DRESDNER BANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES

                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.

                                   By: /s/ ILLEGIBLE
                                       ---------------------------------
                                       Name:  Illegible
                                       Title: Senior Vice President

                                   By: /s/ GARY ANDERSEN
                                       ---------------------------------
                                       Name:  Gary Andersen
                                       Title: Vice President

                                           BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY

                                           By:
                                               ------------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------



                                           BANK UNITED

                                           By: /s/ PHIL GREEN
                                               ------------------------------
                                               Name: Phil Green
                                               Title: Director Commercial
                                                      Syndications



                                           BANK ONE, NA

                                           By:
                                               ------------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------


                                           WELLS FARGO BANK, N.A.

                                           By: /s/ REGINALD M. GOLDSMITH, III
                                               ------------------------------
                                               Name: Reginald M. Goldsmith, III
                                               Title: Vice President



                                           MORGAN STANLEY DEAN WITTER PRIME
                                           INCOME TRUST

                                           By: /s/ PETER GEWIRTZ
                                               ------------------------------
                                               Name: Peter Gewirtz
                                               Title: Vice President



                                           VAN KAMPEN SENIOR FLOATING RATE
                                           FUND

                                           By: /s/ DARVIN D. PIERCE
                                               ------------------------------
                                               Name: Darvin D. Pierce
                                               Title: Vice President



                                           SENIOR DEBT PORTFOLIO

                                           By: Boston Management and Research,
                                               as Investment Advisor

                                           By: /s/ PAYSON F. SWAFFIELD
                                               -------------------------------
                                               Name: Payson F. Swaffield
                                               Title: Vice President

                                    EATON VANCE INSTITUTIONAL SENIOR
                                    LOAN FUND


                                    By: Eaton Vance Management, as Investment
                                        Advisor


                                    By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Payson F. Swaffield
                                        Vice President


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------




                                    BANK POLSKA KASA OPIEKI S.A.


                                    By: /s/ HARVEY WINTER
                                        ----------------------------------------
                                        Name: Harvey Winter
                                        Title: Vice President




                                    NATEXIS BANQUES POPULAIRES


                                    By: /s/ GARY KANIA
                                        ----------------------------------------
                                        Name: Gary Kania
                                        Title: Vice President


                                    By: /s/ FRANK H. MADDEN
                                        ----------------------------------------
                                        Name: Frank H. Madden
                                        Title: Vice President & Group Manager



ACKNOWLEDGED AND AGREED:

COURTESY CORPORATION


By: /s/ WESLEY D. DEHAVEN
    ----------------------------------------
    Name: Wesley D. DeHaven
    Title: VP Finance



CREATIVE PACKAGING CORP.


By: /s/ WESLEY D. DEHAVEN
    ----------------------------------------
    Name: Wesley D. DeHaven
    Title: VP Finance



COURTESY SALES CORP.


By: /s/ WESLEY D. DEHAVEN
    ----------------------------------------
    Name: Wesley D. DeHaven
    Title: VP Finance